Q2 2024 Earnings Presentation August 8, 2024 Q2 2024 EARNINGS CONFERENCE CALL Conference Call Dial-in numbers: (800) 225-9448 (domestic) (203) 518-9708 (international) Conference code: CWQ224

Q2 2024 Earnings Presentation SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 2

Q2 2024 Earnings Presentation ▪ Hosted Investor Day in May; Provided new long-term financial outlook through 2026 ▪ Sales of $785M, up 11% overall; Aerospace & Defense (A&D) markets increased 16% ▪ Operating Income of $133M, up 16%; 60 bps in YOY margin expansion ▪ Diluted EPS of $2.67, up 24% ▪ Free Cash Flow of $100M; FCF conversion 97% ▪ New Orders of $995M, up 18%, reflecting ~1.3x Book-to-Bill; Record backlog of $3.2B STRONG SECOND QUARTER PERFORMANCE DRIVES IMPROVED FULL-YEAR 2024 OUTLOOK ▪ Sales growth raised to 6% - 8%, driven by strong H1 and growing Naval backlog ▪ Diluted EPS growth raised to 11% - 14% ▪ Increased FCF projection to new range of $425M - $445M, up 3% to 8% ▪ Implemented 2024 Restructuring Program to yield Operational and Tax savings 3 Second Quarter 2024 Highlights Note: Second quarter 2024 results and Full-year 2024 guidance, and comparisons to 2023, presented on an Adjusted (Non-GAAP) basis, unless noted Full-Year 2024 Guidance Updates

SECOND QUARTER 2024 FINANCIAL REVIEW

($ in millions)	Q2'24 Adjusted	Q2'23 Adjusted	Change	Key Drivers
Aerospace & Industrial	$233	$226	3%	▪ Strong demand in Commercial Aerospace (narrowbody and widebody OEM platforms) partially offset by modest decline in General Industrial
Defense Electronics	$228	$198	16%	▪ Strong growth (U.S. DoD and FMS) in Ground Defense (tactical communications) and Aerospace Defense (embedded computing)
Naval & Power	$323	$280	15%	▪ Strong Naval Defense growth on CVN-81 aircraft carrier and submarines (Columbia, Virginia and SSN(X)) ▪ Higher Aerospace Defense revenues (arresting systems equipment) ▪ HSD growth in Commercial Nuclear aftermarket revenues
Total Sales	**$785**	**$704**	***11%***	**Strong demand and record backlog driving continued growth in A&D markets**
Aerospace & Industrial *Margin*	$38 *16.2%*	$36 *15.8%*	6% *40 bps*	▪ Favorable absorption on higher sales growth; Initial benefit of restructuring savings
Defense Electronics *Margin*	$59 *25.7%*	$43 *21.8%*	36% *390 bps*	▪ Favorable absorption and mix on strong A&D revenue growth ▪ Benefit of cost containment initiatives
Naval & Power *Margin*	$47 *14.4%*	$49 *17.6%*	(6%) *(320) bps*	▪ Favorable absorption on higher revenues ▪ Profitability offset by unfavorable mix of products and timing of development programs
Corporate and Other	($10)	($13)	23%	▪ Lower FX costs
Total Op. Income ***CW Margin***	**$133** ***17.0%***	**$115** ***16.4%***	***16%*** ***60 bps***	**Delivering solid margin expansion on better-than-expected Sales growth**

Notes: Amounts may not add due to rounding.

CURTISS-WRIGHT Q2 2024 Earnings Presentation 4

2024 END MARKET SALES GROWTH GUIDANCE (As of August 7, 2024)

Updated (in blue)

($ in Millions)	2024E Growth vs 2023 (Prior)	2024E Growth vs 2023 (Current)	2024E % Sales	Key Drivers
Aerospace Defense	6% - 8%	7% - 9%	20%	▪ Strong defense electronics revenue growth on various C5/ISR programs (helicopters and fighter jets); Higher sales of sensors and actuation equipment
Ground Defense	10% - 12%	10% - 12%	11%	▪ Strong revenue growth in tactical communications equipment
Naval Defense	3% - 5%	5% - 7%	25%	▪ Higher revenue growth on submarines (Columbia, Virginia, and SSN(X)) and CVN-81 aircraft carrier program; Increased sales of aircraft handling equipment (FMS)
Commercial Aerospace	10% - 12%	13% - 15%	12%	▪ Higher OEM production (narrowbody/widebody); Increased sales of surface treatment services
Total Aerospace & Defense	**6% - 8%**	**8% - 10%**	**68%**	**Strong growth in A&D markets driven by increased U.S. and Foreign Military Sales**
Power & Process	4% - 6%	4% - 6%	18%	▪ HSD growth in Commercial Nuclear; Strong aftermarket demand and WSC acquisition ▪ Modest growth in Process (Higher subsea pump development revenues offset by timing of capital projects in oil & gas market)
General Industrial	1% - 3%	Flat	14%	▪ Higher sales of surface treatment services offset by reduced sales in industrial vehicles
Total Commercial	**2% - 4%**	**1% - 3%**	**32%**	**Solid growth in Power & Process markets**
Total Curtiss-Wright	**5% - 7%**	**6% - 8%**	**100%**	**Organic sales growth of 5% - 7%**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding.

Q2 2024 Earnings Presentation 5

2024 FINANCIAL GUIDANCE (As of August 7, 2024)

Updated (in blue)

($ in millions)	2024E (Prior)	2024E (Current)	Change vs 2023 Adjusted	Key Drivers
Aerospace & Industrial	$915 - 930	$925 - 940	*4% - 6%*	▪ Strong low-teens growth in Commercial Aerospace; Higher sales in Aerospace Defense market
Defense Electronics	$882 - 897	$882 - 897	*8% - 10%*	▪ Defense market growth (U.S. DoD and FMS) driven by strong order book and backlog ▪ Higher Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,188 - 1,208	$1,203 - 1,223	*5% - 7%*	▪ MSD+ growth in Naval Defense driven by submarine and aircraft carrier programs; Higher FMS ▪ MSD growth in Power & Process, including contribution from WSC acquisition
Total Sales	**$2,985 - 3,035**	**$3,010 - 3,060**	***6% - 8%***	**Delivering strong MSD+ organic growth**
Aerospace & Industrial Margin	$152 - 156 16.6% - 16.8%	$157 - 161 16.9% - 17.1%	*8% - 11%* *50 - 70 bps*	▪ Favorable absorption on strong growth in A&D revenues and benefit of restructuring savings ▪ Continued investment in IR&D
Defense Electronics Margin	$212 - 218 24.0% - 24.2%	$212 - 218 24.0% - 24.2%	*11% - 13%* *50 - 70 bps*	▪ Favorable absorption on strong growth in A&D revenues ▪ Strong profitability partially offset by ramp up in IR&D investments (~50 bps impact)
Naval & Power Margin	$192 - 197 16.1% - 16.3%	$194 - 199 16.1% - 16.3%	*0% - (2%)* *(110 - 130 bps)*	▪ Favorable absorption on higher sales (Defense, Commercial Nuclear and Process) ▪ Profitability offset by impact of Q1 naval contract adjustment, shift to development programs (subsea, advanced SMRs, SSN(X)) and higher R&D investments; Combined R&D impact ~50 bps
Corporate and Other	($38 - 39)	($38 - 39)	*8% - 9%*	▪ Lower YOY FX costs
Total Op. Income **CW Margin**	**$518 - 533** **17.4% - 17.6%**	**$525 - 539** **17.4% - 17.6%**	***6% - 9%*** ***0 - 20 bps***	**Targeting Operating Margin expansion while growing engineering spend (~40-50 bps impact)**

Note: IR&D represents Internally-funded Research and Development projects

CURTISS-WRIGHT
Q2 2024 Earnings Presentation 6

Q2 2024 Earnings Presentation 2024 FINANCIAL GUIDANCE (As of August 7, 2024) ($ in millions, except EPS) 2024E (Prior) 2024E (Current) Change vs 2023 Adjusted Key Drivers Total Sales $2,985 - 3,035 $3,010 - 3,060 6% - 8% Continued focus on generating profitable growth Total Operating Income $518 - 533 $525 - 539 6% - 9% Other Income $34 - 35 ~$35 ▪ Higher YOY pension and interest income Interest Expense ($44 - 45) ($44 - 45) ▪ Lower YOY debt levels Tax Rate 23.5% 22.5% ▪ U.K. legal entity consolidation program to generate 100 bps reduction and $5M in annual tax cash savings Diluted EPS $10.10 - 10.40 $10.40 - 10.65 11% - 14% Double-digit EPS growth in-line with Investor Day target Diluted Shares Outstanding ~38.5 ~38.5 Min. $50M share repurchase Free Cash Flow $415 - 435 $425 - 445 3% - 8% FCF up 8% - 13%, excluding final CAP1000 cash payment in 2023 FCF Conversion >105% >105% ▪ Continued solid FCF conversion Capital Expenditures $50 - 60 $50 - 60 ▪ Average ~2% of Sales (over time) Depreciation & Amortization $110 - 115 $110 - 115 7 Updated (in blue)

Q2 2024 Earnings Presentation 8 ▪ June 2024: Announced Acquisition of Ultra Nuclear Limited and Weed Instrument Co., Inc. (“Ultra Energy”) – Leading designer and manufacturer of neutron and radiation monitoring systems, temperature and pressure sensors, and reactor protection and control systems – Legacy supplier of nuclear components since the 1950s ▪ Aligned with Curtiss-Wright’s Acquisition Priorities – Bolt-on business increases breadth of CW’s global portfolio – Key end market applications: commercial nuclear power generation, UK nuclear defense, aerospace and process – Supports maintenance and modernization of existing commercial nuclear power plants – Further expands Curtiss-Wright's presence with the leading global designers of advanced nuclear reactors and SMRs, in both the U.S. and Europe – Ability to leverage UK-based nuclear manufacturing footprint – Robust naval defense portfolio supporting UK submarines – Supports Curtiss-Wright’s long-term financial objectives ▪ Deal expected to close in 3rd quarter Purchase Price $200M (cash) P / EBITDA Multiple <12x NTM 2023 Sales ~$65M Adjusted Operating Margin (1) Dilutive to CW in Year One Adjusted EPS (1) Accretive in Year One Free Cash Flow Expected to generate >100% FCF Conversion (1) Excludes impact of first-year purchase accounting adjustments, including backlog amortization and transaction costs ACQUISITION OF ULTRA ENERGY EXPANDS GLOBAL COMMERCIAL NUCLEAR PORTFOLIO 8

BUILDING MOMENTUM THROUGH SUCCESSFUL EXECUTION OF PIVOT TO GROWTH STRATEGY

- **Well-positioned to deliver strong 2024 performance**
  - Sales growth of 6% - 8% reflects strong growth in A&D and Commercial Nuclear markets
  - Maintaining outlook for Operating Margin of 17.4% - 17.6%, flat to up 20 bps
    - Increased profitability while supporting incremental R&D investments ($10M or ~$0.20)
  - Targeting 11% - 14% EPS growth on strong operating income growth
  - Improved FCF guidance reflects strong YTD performance and continued working capital management
    - FCF Conversion >105% (in-line with long-term view)
- **2024 Restructuring Program to drive incremental operational savings and free cash flow**
  - Planned operational restructuring actions to drive ~$10M in annualized savings in 2025
  - U.K. legal entity consolidation to deliver tax optimization and facilitate more efficient cash repatriation
- **Strong confidence in achieving Investor Day targets; Clear path to capture tremendous future growth**

CURTISS-WRIGHT
Q2 2024 Earnings Presentation 9

Q2 2024 Earnings Presentation Appendix 10

Q2 2024 Earnings Presentation NON-GAAP FINANCIAL INFORMATION The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) costs associated with the Company's 2024 Restructuring Program; and (iii) the sale or divestiture of a business or product line, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2024 Restructuring Program, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes payments associated with the Westinghouse legal settlement in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings. 11

Q2 2024 Earnings Presentation SECOND QUARTER 2024: END MARKET SALES GROWTH ($ in millions) Q2’24 Q2’23 Change Key Drivers Aerospace Defense $154 $132 17% Strong demand for embedded computing equipment on various domestic and international programs and higher sales of arresting systems equipment Ground Defense $85 $71 20% Higher tactical communications equipment revenues Naval Defense $210 $181 16% Higher submarine (Columbia-class, Virginia-class and SSN(X)) and CVN-81 aircraft carrier program revenues Commercial Aerospace $93 $82 14% Strong OEM demand on narrowbody and widebody platforms Total A&D Markets $542 $466 16% Power & Process $139 $131 6% Solid growth principally driven by higher commercial nuclear aftermarket revenues General Industrial $104 $107 (3%) Benefit of higher sales of surface treatment services was more than offset by reduced sales of industrial vehicle products on off-highway vehicle platforms Total Commercial Markets $243 $238 2% Total Curtiss-Wright $785 $704 11% 12Note: Amounts may not add down due to rounding.

2024E END MARKET SALES WATERFALL (as of August 7, 2024)

FY'24 Guidance:
Overall UP 6 - 8%
A&D Markets UP 8 - 10%
Comm'l Markets UP 1 - 3%

Total 2024 CW End Markets
$3.01B - 3.06B

Aerospace & Defense Markets
68% $2.07B

- **Naval** 25%
  - Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** 20%
  - Embedded computing, sensors, actuation, arresting systems
- **Ground** 11%
  - Tactical battlefield communications
- **Commercial Aerospace** 12%
  - **OEM** ~90%
    - 60% Narrowbody / 40% Widebody Linked to Boeing/Airbus production
  - **AM** ~10%
    - Principally Repair and Overhaul

Commercial Markets
32% $0.96B

- **Power & Process** 18%
  - **Commercial Nuclear** ~55%
    - Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** ~45%
    - Severe-service valves and subsea pump applications
- **General Industrial** 14%
  - **Industrial Vehicles** ~65%
    - On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** ~35%
    - Electromechanical actuation and Surface Treatment Services

Commercial Nuclear
90% Domestic & Int'l Aftermarket
10% New Build Gen III / Gen IV (Advanced SMRs)

Note: Amounts shown for % of Total Sales may not add due to rounding.
- Power & Process market sales concentrated in Naval & Power segment
- General Industrial sales concentrated in Aerospace & Industrial segment

CURTISS-WRIGHT

Q2 2024 Earnings Presentation 13